SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT - March 19, 2015
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    By letter dated March 19, 2015, Mrs. Shirley D. Peterson notified AK Steel Holding Corporation (the “Company”) of her decision not to stand for re-election to the Company’s Board of Directors (“Board”) at the Company’s 2015 Annual Meeting of Stockholders (“2015 Annual Meeting”). Mrs. Peterson has served as a member of the Board since January 2004 and she will continue to serve as a Director until the election of Directors at the 2015 Annual Meeting. Mrs. Peterson’s decision not to stand for re-election to the Board is not due to any disagreement with the Company, including with respect to any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: March 20, 2015